Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund




                                  Annual Report
                                 March 31, 1998

DEAN Family of Funds
2480 Kettering Tower
Dayton, Ohio 45423

Board of Trustees
Victor S. Curtis
Chauncey H. Dean
Dr. Robert D. Dean
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

Investment Adviser
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

Underwriter
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

Transfer Agent
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
Shareholder Service
Nationwide: (Toll-Free) 888-899-8343 Cincinnati: 513-629-2285

Table of Contents

================================================================================
Chairman and President's Letter..................1
Discussions of Performance:
     Small Cap Value Fund........................3
     Large Cap Value Fund........................4
     Balanced Fund...............................5
     International Value Fund....................6
Fund Facts.......................................7
Portfolios of Investments:
     Large Cap Value Fund........................9
     Small Cap Value Fund.......................12
     Balanced Fund..............................17
     International Value Fund...................20
Financial Statements............................23
Notes to Financial Statements...................30
Auditor's Report................................35

================================================================================

CHAIRMAN AND PRESIDENT'S LETTER
================================================================================
To Investors in the Dean Family of Funds:
By almost any standard, the performance of the Dean Family of Funds during its first 10 months represents a strong beginning. Three Dean Funds -- the Small Cap Value, Large Cap Value and Balanced -- were launched on May 28, 1997. Our International Value Fund began operation on October 13, 1997. By March 31, 1998, each had achieved solid, double-digit returns.

Despite the special demands the startup of a mutual fund imposes, the Small Cap and International Value Funds outperformed their benchmarks. Returns of the Large Cap Value Fund and the Balanced Fund, though short of their benchmarks during the 10-month period, still represented a very respectable startup.

It was certainly an exciting 10 months. While the market soared to new heights, it was a sometimes bumpy ride. The Asian financial crisis in the fall of 1997 brought our first market correction (an 11% decline in the Dow) in seven years. Then, reassured by generally good earnings reports and continued prospects for low inflation and low interest rates, investors promptly resumed their bullish ways. Meanwhile, overseas equity markets were highly volatile. Though challenging, these conditions created rewarding opportunities for our new International Value Fund, especially in Europe.

While we continue to find value opportunities for each of the Funds, we are still concerned about the high valuations so common in the stock market today. In the U.S., stock prices are selling at roughly 24 times anticipated earnings on average. That ratio suggests to us that continued corporate earnings growth is essential; any series of earnings disappointments could alter investor confidence in a hurry.

Factors which could erode earnings growth include the wage pressures which are building in the U.S. and the possible reverberations here from troubled Asian economies. For U.S. producers, Japan and other Asian nations represent both important export markets and potentially damaging price competition here. The relative strength of the U.S. dollar works against American exports by making them more expensive, while favoring imports by making them less expensive.

Still, there are formidable forces driving the stock market ahead. The fundamentals for continued economic growth and low inflation are still very much in place. Interest rates should remain low for the foreseeable future, a prospect enhanced by balanced federal budgets. Productivity increases have made the U.S. companies much stronger global competitors. And money is pouring into the market as participation in mutual funds and 401(k) plans grows rapidly.

If this recitation of plusses and minuses is a bit perplexing, it represents the real world of investing. It is, also, the very kind of mix which creates opportunities for investors who emphasize the value approach. The Dean Family of Funds combines the value approach with intensive research and rigorous investment decision-making disciplines. Ten months is not a long time. Yet, our results suggest, at least, that your Funds should perform well relative to the market, whatever its long-term course.

Your participation and confidence are deeply appreciated. Please know that an exceptional group of professionals here is dedicated to rewarding the trust you have placed in us.

Sincerely,





/s/ Chauncey H. Dean                              /s/ Robert D. Dean
Chauncey H. Dean                                  Robert D. Dean
Chairman of the Board and                         President and
Chief Executive Officer                           Chief Investment Officer
C.H. Dean & Associates, Inc.                      C.H. Dean & Associates, Inc.

The Dean Approach to Value Investing
What does value investing mean to the Dean Family of Funds? Simply said, we try to buy companies which are selling below their intrinsic value. To be more specific, we believe that to make good money in the market it is imperative to buy THAT WHICH IS NOT LOVED.
Stocks become loved when everything is going right for them-- when earnings growth has been great and the company is sitting on top of the world. The market then projects that success far into the future. Such projections can create a lot of risk, and risk is one of the most important considerations in investing.

Some people argue that safety (reduced risk) is related to size, that a large cap stock is less risky than a small cap stock. While large companies tend to have more diversified client bases and larger product portfolios, this view of risk implies that a stock becomes less risky as it is bid up in price. In other words, it says the same company is safer valued at $10 billion by the market than at $2 billion. This seems a dubious proposition. While a large business's wider array of clients and products can lead to a more stable stream of earnings, an investor can duplicate this by buying a portfolio of different stocks.

As long as two stocks do not move in absolute lock step with each other, a portfolio of two stocks will be less volatile than either of the individual stocks. How much less volatile depends on how likely the two stocks are to move together. A portfolio of two computer chip companies is more risky than a portfolio of one computer chip and one potato chip company. The skills needed to run the two companies are very different. We would rather hold two smaller companies, each focusing on what they do best, than one large company which is a collection of different businesses.

As a general proposition, the more diversified you are, the less risky you are. But, more often than not, diversification is better achieved at the portfolio level than at the corporate level.

While we can't express risk as a specific formula which fits all industries, we believe it is a function of the following, in roughly this order: VALUATION, BALANCE SHEET STRENGTH, STABILITY OF EARNINGS AND CASH FLOWS, MARKET POSITION AND DIVERSITY, AND EARNINGS GROWTH POTENTIAL. Note that all of these, with the exception of valuation, are attributes of the underlying company, not the stock.

If a company can grow at a high rate for a long time, it should be worth a pretty penny. For example, if you could know with absolute certainty that a company would grow its earnings at 15% per year, every year, for the next 30 years, what would it be worth? At 15%, $15,000 becomes $1,000,000 million in 30 years. Obviously, the market would be willing to pay a very high multiple of current earnings for such a mythical company. But, relatively small changes in growth rates or duration can make a huge difference. For example, if the growth were 10% for 30 years, $15,000 would grow to less than $260,000. Furthermore, if a company disappoints with earnings which are below the analysts' forecasts, or if there is a major uncertainty over its near-term operations, the market often sells it off violently. If the company above revealed that it was not going to grow at 15% for 30 years but, rather, thought it might grow at 12% for five years, the market would despise it. The multiple of current earnings paid for the stock would plummet, even though it was still growing earnings at a respectable pace.

It is also very important to note that this process works in reverse. If a company which is expected to show consistent earnings growth of 5% puts together a few years of 8% earnings growth, its stock price will start to soar, as long as the new pace is seen as sustainable.

Thus, it is the market's collective perception of future earnings that causes stock prices to go up and down. "Collective perception" is another way of describing crowd behavior. Psychologists tell us that in a crowd, intelligent people will often do stupid things. The crowd tends to extrapolate the past into the future, both positive and negative. However, trends don't last forever.
At Dean, we prefer to focus on companies where the expectations are low.
If everyone expects bad things to happen, and they do, then the downside in stock price is limited. If something good (or even not so bad) happens, good things happen to the stock price.

At Dean we are interested first and foremost in the preservation and enhancement of capital. While this does not mean that our stocks never go down, it does mean that we tend to do best on a relative basis in difficult market environments. What are our strategies for preserving capital while also enhancing it? Each of the Funds takes a somewhat different path but the common denominator is our value philosophy. You will see its application on the pages describing the activities of each fund.

SMALL CAP VALUE FUND
================================================================================
Diversity: a Virtue and a Necessity
The Small Cap Value Fund attempts to stay as fully invested as possible in stocks at all times. Small cap stocks can be volatile on a day-to-day basis, because of their low liquidity. However, we do not view them as risky per se. Diversification is a virtue and a necessity in small cap funds. It reduces the day-to-day, or even month-to-month volatility. Even though the portfolio is invested in small and little-known companies, its diversity reduces risk, and our investments will still adhere to the Dean discipline of capital preservation.

Continuing to Climb with Small Cap Stocks
The Dean Small Cap Value Fund continues to chalk up impressive returns with Class A shares up 11.65%1 in the first three months of 1998, up 33.86%1 since its inception May 28, 1997 (assuming reinvestment of dividends). These returns exceed those of its benchmark, the Russell 2000, which was up 10.06% and 27.44%, respectively. While we do not believe such returns can be sustained indefinitely, by either the Fund or the index, we are confident that our disciplined value style can continue to outperform on a relative basis.

"Small" does not equate to "risky" in the Dean Small Cap Value Fund. A significant portion of the Fund is invested in such areas as electric utilities and REITs (real estate investment trusts). These help provide the Fund with a dividend yield which exceeds that of the much larger cap S&P 500.

Other stocks in the Fund have been purchased at prices so low that there is very little risk. For example, Jan Bell Marketing sells jewelry through leased space in Sam's Clubs. It was purchased at less than 10x earnings, at an average cost of $2.69 per share. Total market value was $70 million, though its net current assets (cash plus inventories plus receivables minus all liabilities) were $95 million at the time. The company has since posted better-than-expected earnings and is now selling for $4.75, up 77% from our average cost.


1 The total returns shown do not include the effect of applicable sales loads.

Comparison of the Change in Value since May 28, 1997 of a $10,000 Investment in the Dean Small Cap Value Fund and the Russell 2000 Index
Dean Small Cap Value Fund Total Returns Since Inception*
Class A   26.83%
Class C   20.63%

               Russell 2000 Index      Dean Small Cap Value Fund
Inception      10000                    9475
May 97         10109                    9475
Jun 97         10539                    9750
Jul 97         11031                    10366
Aug 97         11280                    10678
Sep 97         12104                    11465
Oct 97         11566                    11313
Nov 97         11487                    11341
Dec 97         11693                    11360
Jan 98         11515                    11478
Feb 98         12379                    12209
Mar 98         12900                    12683

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offerinf of Class C shares commenced on August 1, 1997.

Past performance is predictive of future performance.


LARGE CAP VALUE FUND
================================================================================

Low Prices: a Built-in Safety Factor
While the Large Cap Value Fund reflects the strength and stability of the largest corporations, it does not have the benefit of a bond position. Thus, it will tend to be more volatile than the Balanced Fund. Because of that volatility, deeply discounted valuations are relied on to provide a sizable margin of safety. Such stocks do not have grand expectations priced into them. Since it is hard to disappoint when no one expects something exciting or good, downside risk is reduced.

Solid Returns and a Careful Search for Value
The Fund continues to post strong absolute returns, with Class A shares up 24.11%1 between its inception on May 28, 1997, and March 31, 1998. Though solid, these returns fall short of the 32.24% gain posted by the benchmark Russell 1000 Index during this period. While absolute returns of this magnitude are not likely to continue indefinitely, either for the Fund or the Russell 1000, we believe our relative performance should improve over time. On traditional value measures, such as Price-to-Earnings and Price-to-Book Value, the Fund remains far less expensive than the overall market.

Our search for value in large cap stocks has been rewarded in the utilities and financial sectors. Valuations, especially in the financial services area, are often well below average, despite steady earnings growth and strong balance sheets. For example, Ambac Financial Group, a firm which specializes in insuring municipal bonds, has gained more than 50% since being purchased for the Dean Large Cap Value Fund. Even at that, it has been selling recently for 17x earnings and only 2.3x an understated book value.


1 The total returns shown do not include the effect of applicable sales loads.

 Comparison of the Change in Value sine May 28, 1997 of a $10,000 Investment in the Dean Large Cap Value Fund and the Russell 1000 Index

Dean Large Cap Value Fund Total Returns Since Inception*
Class A   17.60%
Class C   13.63%

                    Russell 1000 Index      Dean Large Cap Value Fund

Inception           10000                    9475
May 97              9998                     9484
Jun 97              10415                    9665
Jul 97              11262                    10404
Aug 97              10724                    10148
Sep 97              11314                    10648
Oct 97              10944                    10249
Nov 97              11423                    10303
Dec 97              11656                    10571
Jan 98              11740                    10379
Feb 98              12580                    11197
Mar 98              13214                    11760

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commeced on August 19, 1997.

Past performance is predictive of future performance.

BALANCED FUND

Balanced Fund
================================================================================
Building Value by Limiting Risk
The Balanced Fund diversifies between stocks and bonds. Bonds are of high quality and of medium length. Thus there is almost no risk of default and very limited risk due to fluctuations in interest rates. Depending on overall market risk, we vary the proportion in stocks and bonds slightly. The stocks are solid companies which are currently out of favor. They have generally good, if not spectacular, growth prospects but sell at a discount to the overall market. This discount provides appreciation potential and lower risk.

STRENGTH FOLLOWED FOURTH QUARTER VOLATILITY
After a wild and volatile fourth quarter of 1997, market participants put the Asian financial crisis in perspective. The first quarter of 1998 saw U.S. markets respond positively to still-healthy corporate earnings and robust economic performance. Individual investors continued to pour money into mutual funds, providing further support to the bullish trend in stocks.

The Balanced Fund's Class A shares gained 18.07%1 since its inception on May 28, 1997, compared to 22.00% for our 60/402 benchmark over that same period. Given the Balanced Fund's relatively cautious investment posture during the period, its performance represents a solid absolute return. The portfolio holds important positions in relatively low-risk areas such as electric utilities and REITs. Its diverse holdings also include attractive and reasonably valued stocks in dynamic industries, such as technology. It holds stocks in the automotive and retail sectors, which benefit from steady economic growth. Financial services companies comprise a significant portion of the holdings, because they are reasonably valued and benefit from the low-interest environment.

During the quarter we added important positions in several stocks that clearly fit our value criteria. As the price of oil declined steadily in recent months, stocks of virtually all the oil service companies declined sharply. In view of the long-term growth in demand for oil, this presented a very attractive long-term investment opportunity.

Adhering to the Dean Balanced Fund's primary objective of preservation of capital and competitive returns, we view the current market as being relatively overvalued and prone to sharp volatility. We will maintain a modestly conservative position in our investments but be alert to new value opportunities.

1 The total returns shown do not include the effect of applicable sales loads.
2 The 60/40 benchmark consists of 60% Russell 1000 Index and 40% Lehman Brothers

Comparison of the Change in Value since May 28, 1997 of a $10,000 Investment in the Dean Balanced Fund, the Russell 1000 Index and the Lehman Brothers
Intermediate Government/Corporate Bond Index

Dean Balanced Fund Total Returns Since Inception*
Class A   11.87%
Class C    8.37%




          Russell 1000 Index      Dean Balanced Fund      Lehman Brothers
                                                          Intermediate
                                                          Government/
                                                          Corporate Bond Index

Inception      10000                    9475                     10000
May 97         9998                     9484                     10046
Jun 97         10415                    9565                     10137
Jul 97         11262                    10220                    10343
Aug 97         10724                    10125                    10291
Sep 97         11314                    10373                    10411
Oct 97         10944                    10220                    10526
Nov 97         11423                    10197                    10550
Dec 97         11656                    10388                    10634
Jan 98         11740                    10494                    10773
Feb 98         12580                    10793                    10765
Mar 98         13214                    11187                    10799

*The chart above represents performance of Class A shares only, which will vary from the performanceof Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

Past performance is predictive of future performance.

INTERNATIONAL VALUE FUND
================================================================================
Selecting Value from a World of Stocks
The Dean International Value Fund seeks capital appreciation by investing primarily in the common stocks of companies located in the United Kingdom, Continental Europe and the Pacific Basin. Stocks favored are those of companies with strong management and solid earnings potential, but which are trading at relatively low valuations. Particular emphasis is given to growth rates and such valuation measures as price-to-book value and price-to-cash flow. The Fund is managed under a disciplined, bottom-up, value approach. Strict parameters as to capitalization and valuation are followed with respect to both buying and selling these investments.

Off to a Great Beginning
Launched on October 13, 1997, as the Asian financial crisis sent waves of volatility through international equity markets, the Dean International Value Fund, nevertheless, got off to an excellent start. It's 17.60%1 total return for Class A shares through March 31, 1998, nearly tripled the 5.87% return of the benchmark EAFE Index.

The Fund's heavy cash position in October was used aggressively to buy depressed European and Canadian equities during the correction. The realization that growth in Asia was declining depressed bond yields in the West, which served to boost the markets for European and North American equities. Initially, the Fund minimized its exposure to companies in troubled Japan and other Asian and Latin American economies. Early in 1998, however, value opportunities began to emerge, leading to increased investments in these economies.

During the first quarter of 1998, strong rallies occurred in international equity markets, with Europe leading the way. The Fund's early focus on European markets was well rewarded.


1 The total returns shown do not include the effect of applicable sales loads.

Comparison of the Change in Value since October 13, 1997 of a $10,000 Investment in the Dean International Value Fund and the Europe, Australia and Far East
Index (EAFE Index)

Dean Intenational Value Fund Total Returns Inception*
Class A   11.43%
Class C   17.50%

                    Europe, Australia and
                    Far East Index                Dean International Value Fund

Inception                10000                                   9475
Oct 97                    9273                                   9267
Nov 97                    9179                                   9409
Dec 97                    9258                                   9598
Jan 98                    9682                                   9882
Feb 98                   10303                                  10565
Mar 98                   10620                                  11143
*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of
Class A shares commenced on October 13, 1997, and the initial public offering of
Class C shares commenced on November 6, 1997.

Past performance is predictive of future performance.

FUND FACTS

FUND FACTS
====================================================================================================================================
SMALL CAP VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                 Top Holdings

                      Jan Bell Marketing, Inc.                    Audiovox Corp. - Class A
                      M.D.C. Holdings, Inc.                       Castle Energy Corp.
                      Imperial Credit Commercial Mortgage         Lennar Corp.
                      Advanced Marketing Services, Inc.           LandAmerica Financial Group
                      Haverty Furniture Co., Inc.                 M/I Schottenstein Homes, Inc.


                  Number of Positions ....................................................156
                  Median Price/Earnings Ratio ...........................................12.6
                  Portfolio Turnover (5/28/97 - 3/31/98) .................................62%

LARGE CAP VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                 Top Holdings

                      Bear Stearns Cos., Inc.                     Edwards (AG), Inc.
                      Clayton Homes, Inc.                         Food Lion, Inc. - Class A
                      Chase Manhattan Corp.                       Transatlantic Holdings, Inc.
                      Green Tree Financial Corp.                  Chrysler Corp.
                      Ambac Financial Group, Inc.                 Norfolk Southern Corp.
                  Number of Positions .....................................................59
                  Median Price/Earnings Ratio ...........................................15.5
                  Portfolio Turnover (5/28/97 - 3/31/98) .................................54%

BALANCED FUND

------------------------------------------------------------------------------------------------------------------------------------
                                              Top Equity Holdings

                      Ambac Financial Group, Inc.                 ECI Telecommunications Ltd.
                      News Corp. Ltd. Pfd. ADR                    Diamond Offshore Drilling
                      Tricon Global Restaurants                   Countrywide Credit Ind.
                      Chrysler Corp.                              NCR Corp.
                      Applied Materials                           Tidewater, Inc.

                  Number of Positions .....................................................47
                  Median Price/Earnings Ratio ...........................................17.4
                  Portfolio Turnover (5/28/97 - 3/31/98) .................................64%


FUND FACTS
====================================================================================================================================
INTERNATIONAL VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                 Top Countries

                      United Kingdom                              Germany
                      France                                      Switzerland
                      Sweden                                      Netherlands
                      Japan                                       Italy
                      Canada                                      Hong Kong



                                                 Top Holdings

                      BCE, Inc.                                   Telefonica De Espana
                      Scudder Latin America INV TR                Sanofi SA
                      Fuji Photo Film                             Bure Investment Aktiebola
                      Telecom Italia SPA                          Carrefour Supermarche
                      Novartis AG                                 Telecomunicacoes Brazileiras SA

                  Number of Positions .....................................................83
                  Median Price/Earnings Ratio ...........................................26.4
                  Portfolio Turnover (10/1/97 - 3/31/98) ................................109%



LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.9%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------

                 AEROSPACE -- 1.5%
          2,000  Rockwell International Corp................................................   $     114,750
                                                                                              ---------------

                 AUTOMOTIVE -- 6.2%
          4,500  Chrysler Corp..............................................................         187,031
          1,500  Ford Motor Co..............................................................          97,219
          1,300  General Motors Corp........................................................          87,669
          1,900  PACCAR Inc.................................................................         113,168
                                                                                              ---------------
                                                                                                     485,087
                                                                                              ---------------
                 AUTOMOTIVE PARTS -- 1.0%
          2,000  Genuine Parts Co...........................................................          76,250
                                                                                              ---------------

                 BANKING -- 2.1%
          1,300  Republic New York Corp.....................................................         173,388
                                                                                              ---------------

                 BUILDING PRODUCTS -- 3.2%
          1,000  Armstrong World Industries, Inc............................................          86,563
          1,500  Vulcan Materials Co........................................................         164,250
                                                                                              ---------------
                                                                                                     250,813
                                                                                              ---------------
                 CAPITAL GOODS -- 5.6%
          6,000  AGCO Corp..................................................................         178,125
          3,000  Caterpiller Inc............................................................         165,188
          2,000  York International Corp....................................................          90,000
                                                                                              ---------------
                                                                                                     433,313
                                                                                              ---------------
                 CHEMICALS -- 7.0%
          1,000  Dow Chemical Co., (The)....................................................          97,250
          3,000  Great Lakes Chemical Corp..................................................         162,000
          2,000  Potash Corp. of Saskatchewan Inc...........................................         181,750
          1,000  Rohm & Haas Co.............................................................         103,313
                                                                                              ---------------
                                                                                                     544,313
                                                                                              ---------------
                 ELECTRONICS -- 2.7%
          1,000  Avnet, Inc.................................................................          57,563
             63  Raytheon Co. - Class A.....................................................           3,583
          2,500  Raytheon Co. - Class B.....................................................         145,938
                                                                                              ---------------
                                                                                                     207,084
                                                                                              ---------------
                 ENERGY -- 6.7%
          1,500  Atlantic Richfield Co......................................................         117,938
          3,000  Phillips Petroleum Co......................................................         149,812
          4,000  Tidewater, Inc.............................................................         175,250
          3,500  Union Texas Petroleum Holdings.............................................          77,438
                                                                                              ---------------
                                                                                                     520,438
                                                                                              ---------------


LARGE CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.9%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------

                 FINANCIAL SERVICES -- 12.8%
          3,400  Ambac Financial Group, Inc.................................................   $     198,687
          4,000  Bear Stearns Cos., Inc.....................................................         205,500
          1,500  Chase Manhattan Corp.......................................................         202,312
          4,500  Edwards (A.G.), Inc........................................................         196,875
          7,000  Green Tree Financial Corp..................................................         199,062
                                                                                              ---------------
                                                                                                   1,002,436
                                                                                              ---------------
                 HEALTH CARE -- 1.0%
          2,000  Mallinckrodt, Inc..........................................................          79,000
                                                                                              ---------------

                 HOUSING -- 2.6%
         10,000  Clayton Homes, Inc.........................................................         202,500
                                                                                              ---------------

                 INSURANCE -- 13.0%
          2,000  AFLAC, Inc.................................................................         126,500
          1,500  American National Insurance Co.............................................         146,437
            800  General Re Corp............................................................         176,500
          2,000  Jefferson-Pilot Corp.......................................................         177,875
            500  SAFECO Corp................................................................          27,328
          1,500  Transamerica Corp..........................................................         174,750
          2,500  Transatlantic Holdings, Inc................................................         189,062
                                                                                              ---------------
                                                                                                   1,018,452
                                                                                              ---------------
                 MEDIA -- 0.6%
          2,000  News Corporation Ltd. (The) (ADR)..........................................          46,000
                                                                                              ---------------

                 METALS -- 4.2%
          2,800  Phelps Dodge Corp..........................................................         180,775
          2,000  USX-U.S. Steel Group, Inc. ................................................          75,500
          4,000  Worthington Industries, Inc................................................          72,500
                                                                                              ---------------
                                                                                                     328,775
                                                                                              ---------------
                 MORTGAGE SERVICES -- 4.1%
          2,500  Countrywide Credit Industries, Inc.........................................         132,969
          2,400  MBIA, Inc..................................................................         186,000
                                                                                              ---------------
                                                                                                     318,969
                                                                                              ---------------
                 RETAIL -- 5.1%
          3,500  Dillard's, Inc.............................................................         129,281
         18,000  Food Lion, Inc. - Class A..................................................         192,375
          2,500  Toys "R" Us, Inc.(a) ......................................................          75,156
                                                                                              ---------------
                                                                                                     396,812
                                                                                              ---------------
                 TECHNOLOGY -- 1.1%
          2,500  NCR Corp.(a) ..............................................................          82,656
                                                                                              ---------------

                 TELECOMMUNICATIONS -- 1.6%
          3,000  Alltel Corp. ..............................................................         131,063
                                                                                              ---------------

LARGE CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.9%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 TOBACCO -- 3.2%
          1,700  Loews Corp.................................................................   $     177,225
          1,000  Philip Morris Cos., Inc....................................................          41,688
          1,000  UST, Inc...................................................................          32,250
                                                                                              ---------------
                                                                                                     251,163
                                                                                              ---------------
                 TRANSPORTATION -- 4.7%
          3,000  CSX Corp...................................................................         178,500
          5,000  Norfolk Southern Corp......................................................         186,875
                                                                                              ---------------
                                                                                                     365,375
                                                                                              ---------------
                 UTILITIES -- 9.9%
          2,000  Consolidated Edison Co. of New York, Inc...................................          93,500
          6,000  DPL Inc....................................................................         117,000
          4,000  Houston Industries, Inc....................................................         115,000
          5,000  Illinova Corp..............................................................         150,937
          6,000  NIPSCO Industries, Inc.....................................................         168,000
          4,500  Southern Co................................................................         124,594
                                                                                              ---------------
                                                                                                     769,031
                                                                                              ---------------
                 TOTAL COMMON STOCKS (COST $6,718,817) .....................................   $   7,797,668
                                                                                              ---------------


====================================================================================================================================
   Face Value    MONEY MARKET -- 0.5%                                                               Value

---------------------------------------------------------------------------------------------------------------------------------

 $       39,056  Star Treasury Fund (Cost $39,056)..........................................   $      39,056
                                                                                              ---------------

                 TOTAL INVESTMENTS AT VALUE-- 100.4% (COST $6,757,873) .....................   $   7,836,724

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4)% ............................        ( 30,680 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $   7,806,044
                                                                                              ===============

(a)      Non-income producing security.
  ADR   - American Depository Receipt

See accompanying notes to financial statements.


SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
====================================================================================================================================
     Shares      COMMON STOCKS -- 97.7%                                                             Value

-----------------------------------------------------------------------------------------------------------------------------------

                 AUTOMOTIVE -- 2.5%
          8,000  Excel Industries, Inc......................................................   $     165,000
          7,000  Global Motorsport Group, Inc.(a) ..........................................         126,875
          7,000  Oshkosh Truck Corp.........................................................         133,000
          2,000  Republic Automotive Parts, Inc.(a) ........................................          36,250
          5,000  TBC Corp.(a) ..............................................................          50,000
                                                                                              ---------------
                                                                                                     511,125
                                                                                              ---------------
                 AUTOMOTIVE PARTS -- 0.9%
          2,000  Arvin Industries, Inc. ....................................................          81,875
         10,000  R & B, Inc.(a)  ...........................................................         103,750
                                                                                              ---------------
                                                                                                     185,625
                                                                                              ---------------
                 BUILDING PRODUCTS -- 4.3%
          5,000  American Residential Services, Inc.(a) ....................................          49,688
          2,000  Ameron International Corp..................................................         116,875
          8,000  Building Materials Holding Corp.(a) .......................................         109,000
          9,000  Cameron Ashley Building Products(a) .......................................         164,810
         28,000  Martin Industries, Inc.....................................................         152,250
         13,000  Patrick Industries, Inc....................................................         202,310
          5,000  Ryerson Tull, Inc.(a) .....................................................          96,250
                                                                                              ---------------
                                                                                                     891,183
                                                                                              ---------------
                 BUILDING SUPPLIES -- 0.8%
         13,000  Wolohan Lumber Co..........................................................         169,000
                                                                                              ---------------

                 CAPITAL GOODS -- 4.7%
          5,000  Amcast Industrial Corp.....................................................         108,125
          5,000  Baldwin Technology Co., Inc. - Class A(a) .................................          27,500
         11,000  Bridgeport Machines, Inc.(a) ..............................................         129,250
          4,000  Central Sprinkler Corp.(a) ................................................          56,000
         15,000  Defiance, Inc..............................................................         123,750
         10,000  Global Industrial Technologies, Inc.(a) ...................................         165,000
          3,000  Hardinge, Inc..............................................................         102,375
         12,000  Perini Corp.(a) ...........................................................         108,000
          8,000  Tractor Supply Co.(a) .....................................................         165,000
                                                                                              ---------------
                                                                                                     985,000
                                                                                              ---------------
                 CHEMICALS -- 0.7%
          7,000  Mississippi Chemical Corp..................................................         140,438
                                                                                              ---------------

SMALL CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 97.7%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 ELECTRONICS -- 4.5%
         13,760  Bell Industries, Inc.(a) ..................................................   $     194,360
          8,000  Cherry Corp. - Class A(a) .................................................         144,000
          3,000  Cherry Corp. - Class B(a) .................................................          52,500
          3,500  ESCO Electronics Corp.(a) .................................................          57,750
         10,000  IEC Electronics Corp.(a) ..................................................          91,250
          2,000  Marshall Industries(a) ....................................................          66,750
         11,000  MicroAge, Inc.(a) .........................................................         138,875
          5,000  Petroleum Development Corp.(a) ............................................          29,687
          4,000  Providence Energy Corp.....................................................          83,750
          6,000  SED International Holdings, Inc.(a) .......................................          68,250
                                                                                              ---------------
                                                                                                     927,172
                                                                                              ---------------
                 ENERGY -- 4.2%
          7,300  BP Prudhoe Bay Royalty Trust...............................................         107,219
          3,000  CMS Energy Corp. - Class G.................................................          75,938
         16,000  Castle Energy Corp.(a) ....................................................         280,000
          6,000  Crown Central Petroleum Corp.(a) ..........................................         111,750
          3,000  Giant Industries, Inc......................................................          61,500
         30,000  High Plains Corp.(a) ......................................................          80,625
          5,000  NUI Corp...................................................................         136,875
          3,000  Torch Energy Royalty Trust.................................................          21,938
                                                                                              ---------------
                                                                                                     875,845
                                                                                              ---------------
                 FINANCIAL SERVICES -- 1.2%
         17,000  EZCORP, Inc. - Class A(a) .................................................         201,875
          3,000  United Cos. Financial Corp.................................................          53,438
                                                                                              ---------------
                                                                                                      255,313
                                                                                              ---------------
                 FOOD -- 2.6%
          9,000  Fleming Cos., Inc..........................................................         178,313
         15,000  M&F Worldwide Corp.(a) ....................................................         135,938
         10,000  Mauna Loa Macadamia Partners, L.P. - Class A...............................          38,125
         10,000  Nash-Finch Co..............................................................         198,750
                                                                                              ---------------
                                                                                                     551,126
                                                                                              ---------------
                 FURNITURE -- 1.0%
         12,000  Flexsteel Industries, Inc..................................................         166,500
          2,000  Pulaski Furniture Corp.....................................................          45,750
                                                                                              ---------------
                                                                                                     212,250
                                                                                              ---------------
                 GAMING -- 0.9%
          5,000  Ameristar Casinos(a) ......................................................          28,750
          9,000  Grand Casinos, Inc.(a) ....................................................         153,563
                                                                                              ---------------
                                                                                                     182,313
                                                                                              ---------------
                 HEALTH CARE -- 1.6%
         16,000  Ramsay Health Care, Inc.(a) ...............................................          50,000
         10,000  Safeguard Health Enterprises, Inc.(a) .....................................          87,500
         85,000  Staff Builders, Inc. - Class A(a) .........................................         191,250
                                                                                              ---------------
                                                                                                     328,750
                                                                                              ---------------

SMALL CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 97.7%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING -- 10.4%
         10,000  Beazer Homes USA, Inc.(a) .................................................   $     256,875
         10,000  Cavalier Homes, Inc........................................................         114,375
          8,000  Del Webb Corp..............................................................         244,000
         12,000  Engle Homes, Inc...........................................................         201,000
         24,000  Hovnanian Enterprises Inc. - Class A(a) ...................................         253,500
          7,966  Lennar Corp................................................................         274,329
         17,000  M.D.C. Holdings, Inc.......................................................         301,750
         12,200  M/I Schottenstein Homes, Inc.(a) ..........................................         266,875
          1,100  Pulte Corp.................................................................          51,150
         20,000  Zaring National Corp.(a) ..................................................         205,000
                                                                                              ---------------
                                                                                                    2,168,854
                                                                                              ---------------
                 INSURANCE -- 8.6%
          6,000  ALLIED Life Financial Corp.................................................         129,000
          2,500  Chartwell Re Corp..........................................................          84,688
          1,300  Citizens Corp..............................................................          40,463
          1,733  Donegal Group, Inc.........................................................          40,509
         12,000  EMC Insurance Group, Inc...................................................         160,500
          3,000  FBL Financial Group, Inc. - Class A........................................         151,875
          1,300  Farm Family Holdings, Inc.(a) .............................................          50,375
          4,200  Harleysville Group, Inc....................................................         109,200
          6,000  LandAmerica Financial Group, Inc...........................................         271,500
            600  Navigators Group, Inc. (The)(a) ...........................................          11,250
          4,000  PXRE Corp..................................................................         124,000
          5,000  SCPIE Holdings Inc.........................................................         155,000
            600  Selective Insurance Group, Inc.............................................          16,125
          8,000  Stewart Information Services Corp..........................................         246,000
          3,000  Terra Nova (Bermuda) Holdings Ltd. - Class A...............................          91,500
          3,000  Trenwick Group Inc.........................................................         112,500
                                                                                              ---------------
                                                                                                   1,794,485
                                                                                              ---------------
                 METALS -- 7.1%
          6,000  Ampco-Pittsburgh Corp......................................................         111,000
          9,000  Atchison Casting Corp.(a) .................................................         140,625
         15,000  Bayou Steel Corp.(a) ......................................................         102,188
          3,500  Cleveland-Cliffs Inc.......................................................         188,125
          4,000  Commercial Metals Co.......................................................         140,000
         14,000  National Steel Corp. - Class B(a) .........................................         239,750
          3,000  Pitt-Des Moines, Inc.......................................................         144,000
          7,050  Roanoke Electric Steel Co..................................................         145,406
         10,000  Rouge Industries, Inc. - Class A...........................................         155,625
         11,000  Steel of West Virginia, Inc.(a) ...........................................         112,750
                                                                                              ---------------
                    ........................................................................       1,479,469
                                                                                              ---------------
                 MISCELLANEOUS -- 0.9%
          8,000  Arctic Cat, Inc............................................................          74,500
          4,000  CTG Resources, Inc.........................................................         102,750
                                                                                              ---------------
                    ........................................................................         177,250
                                                                                              ---------------
                 MORTGAGE SERVICES -- 0.7%
          6,000  MMI Cos., Inc..............................................................         144,375
                                                                                              ---------------
SMALL CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 97.7%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 PAPER AND CONTAINERS -- 0.8%
         17,000  Mercer International, Inc..................................................   $     166,813
                                                                                              ---------------

                 REAL ESTATE -- 7.4%
          9,000  Commercial Net Lease Realty................................................         158,625
          5,000  Criimi Mae, Inc............................................................          77,188
         13,000  Dynex Capital, Inc.........................................................         156,000
          5,000  Health Care REIT, Inc......................................................         137,500
         10,000  Horizon Group, Inc.........................................................         123,125
         19,000  Imperial Credit Commercial Mortgage Investment Corp........................         285,000
          3,000  PMC Commerical Trust.......................................................          58,875
          7,000  RFS Hotel Investors, Inc...................................................         127,750
          4,000  Ramco-Gershenson Properties Trust..........................................          81,500
          3,000  Redwood Trust, Inc.........................................................          70,500
          9,000  Thornburg Mortgage Asset Corp..............................................         142,875
         10,000  Winston Hotels, Inc........................................................         132,500
                                                                                              ---------------
                                                                                                   1,551,438
                                                                                              ---------------
                 RESTAURANTS -- 2.6%
          1,000  Bertucci's, Inc.(a) .......................................................           7,687
         14,000  Cooker Restaurant Corp.....................................................         140,875
         11,000  Rare Hospitality International, Inc.(a) ...................................         130,625
         25,000  Ryan's Family Steak Houses, Inc.(a) .......................................         226,563
          4,000  Uno Restaurant Corp.(a) ...................................................          28,500
                                                                                              ---------------
                                                                                                     534,250
                                                                                              ---------------
                 RETAIL -- 16.1%
         15,000  Advanced Marketing Services, Inc.(a) ......................................         281,250
          6,800  Blair Corp.................................................................         155,550
          5,000  Burlington Industries, Inc.(a) ............................................          87,812
         15,000  Dixie Group, Inc. (The) ...................................................         173,438
         15,000  Duckwall-ALCO Stores, Inc.(a) .............................................         228,750
         15,000  Dyersburg Corp.............................................................         117,187
         10,000  Farah Inc.(a) .............................................................          63,125
          9,000  Friedman's Inc. - Class A(a) ..............................................         182,813
         25,000  GT Bicycles, Inc.(a) ......................................................         154,688
         15,000  Haverty Furniture Co., Inc.................................................         281,250
         13,000  Ingles Markets, Inc. - Class A.............................................         175,500
         62,900  Jan Bell Marketing, Inc.(a) ...............................................         310,568
          6,800  Lifetime Hoan Corp.........................................................          78,200
          6,000  Marsh Supermarkets, Inc. - Class B.........................................          93,750
         11,000  Mikasa, Inc................................................................         148,500
         13,000  Movie Gallery, Inc.(a) ....................................................          99,125
         12,000  REX Stores Corp.(a) .......................................................         177,000
         10,000  Rival Co. (The)............................................................         172,500
          5,000  Sportman's Guide, Inc. (The)(a) ...........................................          30,000
          3,000  Superior Surgical Manufacturing Co., Inc...................................          52,500
          3,000  Supreme International Corp.(a) ............................................          37,500
          8,000  Syms Corp.(a) .............................................................         113,000
         15,000  Tultex Corp.(a) ...........................................................          57,187
         15,000  Worldtex, Inc.(a) .........................................................         113,438
                                                                                              ---------------
                                                                                                   3,384,631
                                                                                              ---------------

SMALL CAP VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 97.7%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR -- 2.1%
          8,000  Kulicke & Soffa Industries, Inc.(a) .......................................   $     174,000
         10,000  Newcor, Inc................................................................          92,500
         11,000  Tower Semiconductor Ltd.(a) ...............................................         100,375
         27,000  Xicor, Inc.(a) ............................................................          70,875
                                                                                              ---------------
                    ........................................................................         437,750
                                                                                              ---------------
                 TECHNOLOGY -- 1.7%
         20,000  Kentek Information Systems, Inc............................................         158,750
         11,000  Nam Tai Electronics, Inc. .................................................         187,688
                                                                                              ---------------
                    ........................................................................         346,438
                                                                                              ---------------
                 TELECOMMUNICATIONS -- 2.2%
          8,400  Atlantic Tele-Network, Inc.(a) ............................................          92,400
         42,000  Audiovox Corp. - Class A(a) ...............................................         280,875
         11,000  Emerging Communications, Inc.(a) ..........................................          77,000
                                                                                              ---------------
                    ........................................................................         450,275
                                                                                              ---------------
                 TOBACCO -- 0.7%
          9,000  Standard Commercial Corp...................................................         143,438
                                                                                              ---------------

                 TRANSPORTATION -- 0.5%
          5,000  Pittson Burlington Group...................................................          78,125
            500  Sea Containers, LTD. - Class A.............................................          19,280
                                                                                              ---------------
                    ........................................................................          97,405
                                                                                              ---------------
                 UTILITY -- 6.0%
          5,000  Central Hudson Gas & Electric..............................................         218,125
         10,000  Central Vermont Public Service.............................................         148,750
          4,000  Commonwealth Energy System.................................................         159,500
          7,000  Eastern Utilities Associates...............................................         190,750
          6,000  Rochester Gas & Electric Corp..............................................         195,000
          7,000  TNP Enterprises, Inc.......................................................         231,438
          2,500  United Illuminating Co.....................................................         120,937
                                                                                              ---------------
                    ........................................................................       1,264,500
                                                                                              ---------------
                 TOTAL COMMON STOCKS (COST $17,670,094) ....................................   $  20,356,511
                                                                                              ---------------



====================================================================================================================================
   Face Value    MONEY MARKET -- 0.4%                                                               Value

------------------------------------------------------------------------------------------------------------------------------------

              $  71,682....................................Star Treasury Fund (Cost $71,682)   $      71,682
                                                                                              ---------------

                 TOTAL INVESTMENTS AT VALUE-- 98.1% (COST $17,741,776) .....................   $  20,428,193

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.9% ..............................         401,397
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  20,829,590
                                                                                              ===============

(a)      Non-income producing security.

See accompanying notes to financial statements.


BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
====================================================================================================================================
     Shares      COMMON STOCKS -- 60.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------

                 AIRLINES -- 0.8%
          2,500  Comair Holdings, Inc.......................................................   $      66,250
                                                                                              ---------------

                 AUTOMOTIVE -- 3.3%
          3,500  Chrysler Corp..............................................................         145,469
          2,000  Ford Motor Co..............................................................         129,625
                                                                                              ---------------
                                                                                                     275,094
                                                                                              ---------------
                 CAPITAL GOODS -- 3.5%
          3,000  AGCO Corp..................................................................          89,063
          2,100  Briggs & Stratton Corp.....................................................          96,206
          2,000  Trinity Industries, Inc....................................................         109,750
                                                                                              ---------------
                                                                                                     295,019
                                                                                              ---------------
                 CHEMICALS -- 1.4%
          1,250  Potash Corp. of Saskatchewan Inc...........................................         113,594
                                                                                              ---------------

                 DATA STORAGE -- 1.3%
          4,150  Seagate Technology, Inc.(a) ...............................................         104,787
                                                                                              ---------------

                 ELECTRONICS -- 2.1%
          1,000  Avnet, Inc. ...............................................................          57,563
          2,050  Raytheon Co. - Class B.....................................................         119,669
                                                                                              ---------------
                                                                                                     177,232
                                                                                              ---------------
                 ENERGY -- 3.2%
          3,000  Diamond Offshore Drilling, Inc. ...........................................         136,125
          3,000  Tidewater, Inc.............................................................         131,438
                                                                                              ---------------
                                                                                                     267,563
                                                                                              ---------------
                 FINANCIAL SERVICES -- 4.0%
          3,000  Ambac Financial Group, Inc.................................................         175,313
            500  Chase Manhattan Corp. (The)................................................          67,437
          3,100  Green Tree Financial Corp..................................................          88,156
                                                                                              ---------------
                                                                                                     330,906
                                                                                              ---------------
                 GOVERNMENT SPONSORED ENTERPRISES -- 1.1%
          1,500  Federal National Mortgage Association......................................          94,875
                                                                                              ---------------

                 HEALTH CARE -- 1.2%
          3,000  Columbia/HCA Healthcare Corp...............................................          96,750
                                                                                              ---------------

                 HOUSING -- 1.5%
          6,200  Clayton Homes, Inc.........................................................         125,550
                                                                                              ---------------

                 INSURANCE -- 2.8%
          2,000  AFLAC, Inc.................................................................         126,500
          4,000  Frontier Insurance Group, Inc..............................................         110,500
                                                                                              ---------------
                                                                                                     237,000
                                                                                              ---------------

BALANCED FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 60.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 MEDIA -- 3.8%
          2,000  Comcast Corp...............................................................   $      70,625
          2,000  Cox Communications, Inc. - Class A(a) .....................................          84,000
          7,000  News Corporation Ltd. (The) (ADR)..........................................         161,000
                                                                                              ---------------
                                                                                                     315,625
                                                                                              ---------------
                 MORTGAGE SERVICES -- 3.1%
          2,500  Countrywide Credit Industries, Inc.........................................         132,969
          1,600  PMI Group, Inc. (The)......................................................         129,200
                                                                                              ---------------
                                                                                                     262,169
                                                                                              ---------------
                 RESTAURANTS -- 2.9%
         10,000  Ryan's Family Steak Houses, Inc.(a) .......................................          90,625
          5,000  Tricon Global Restaurants, Inc.(a)  .......................................         150,313
                                                                                              ---------------
                                                                                                     240,938
                                                                                              ---------------
                 RETAIL -- 2.0%
          1,000  Payless ShoeSource, Inc.(a) ...............................................          75,250
          3,000  Toys "R" Us, Inc.(a) ......................................................          90,187
                                                                                              ---------------
                                                                                                     165,437
                                                                                              ---------------
                 REAL ESTATE -- 4.4%
          2,500  Health Care Property Investors, Inc........................................          92,343
          4,000  Merry Land & Investment Co., Inc...........................................          89,500
          3,000  Simon DeBartolo Group, Inc.................................................         102,750
          6,000  United Dominion Realty Trust, Inc..........................................          87,000
                                                                                              ---------------
                                                                                                     371,593
                                                                                              ---------------
                 SEMICONDUCTOR -- 3.1%
          4,000  Applied Materials, Inc.(a) ................................................         141,250
          1,500  Intel Corp. ...............................................................         117,093
                                                                                              ---------------
                                                                                                     258,343
                                                                                              ---------------
                 TECHNOLOGY -- 4.3%
          4,500  ECI Telecommunications Ltd. ...............................................         138,375
          4,000  NCR Corp.(a) ..............................................................         132,250
          6,000  Wall Data, Inc.(a) ........................................................          90,000
                                                                                              ---------------
                                                                                                     360,625
                                                                                              ---------------
                 TELECOMMUNICATIONS -- 2.3%
          4,000  360 Communications Co.(a) .................................................         125,000
            900  Sprint Corp................................................................          60,918
                                                                                              ---------------
                                                                                                     185,918
                                                                                              ---------------
                 TOBACCO -- 1.3%
          2,650  Phillip Morris Cos., Inc...................................................         110,472
                                                                                              ---------------

                 TRANSPORTATION -- 2.0%
          1,500  CSX Corp...................................................................          89,250
          2,000  Norfolk Southern Corp......................................................          74,750
                                                                                              ---------------
                                                                                                     164,000
                                                                                              ---------------

BALANCED FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 60.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES -- 4.8%
          4,000  Houston Industries, Inc....................................................   $     115,000
          4,000  Illinova Corp..............................................................         120,750
          3,000  NIPSCO Industries, Inc.....................................................          84,000
          3,000  Southern Co................................................................          83,063
                                                                                              ---------------
                    ........................................................................         402,813
                                                                                              ---------------

                 TOTAL COMMON STOCKS (COST $4,341,672) .....................................   $   5,022,553
                                                                                              ---------------



====================================================================================================================================
     Shares      Fixed Income -- 33.8%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------

        300,000  U.S. Treasury Note, 6.375%,  7/15/99.......................................   $     302,813
        300,000  U.S. Treasury Note, 5.875%, 11/15/99.......................................         301,219
        250,000  Federal National Mortgage Association, 5.620%,  3/15/01....................         249,759
        250,000  U.S. Treasury Note, 6.125%, 12/31/01.......................................         253,594
        300,000  EI Dupont De Nemours, 6.500%, 9/01/02......................................         304,857
        300,000  Countrywide Credit Industries, Inc., 6.280%, 1/15/03.......................         297,644
        300,000  Federal National Mortgage Association, 5.250%,  1/15/03....................         292,850
        250,000  Hilton Hotels Corp., 7.000%, 7/15/04.......................................         248,222
        300,000  U.S. Treasury Note, 6.500%, 10/15/06.......................................         314,625
        250,000  Federal National Mortgage Association, 7.500%,  2/02/07....................         255,377
                                                                                              ---------------

                 TOTAL FIXED INCOME (COST $2,815,529) ......................................   $   2,820,960
                                                                                              ---------------


====================================================================================================================================
   Face Value    MONEY MARKET AND EQUIVALENTS-- 5.2%                                               Value

------------------------------------------------------------------------------------------------------------------------------------

        402,000  KZH ING PP,  CP 4/02/98....................................................   $     401,937
         32,347  Star Treasury Fund.........................................................          32,347
                                                                                              ---------------

                 TOTAL MONEY MARKET AND EQUIVALENTS (COST $434,284) ........................   $     434,284
                                                                                              ---------------

                 TOTAL INVESTMENTS AT VALUE-- 99.2% (COST $7,591,485) ......................   $   8,277,797

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.8% ..............................          68,763
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $   8,346,560
                                                                                              ===============

(a)      Non-income producing security.
  ADR   - American Depository Receipt

See accompanying notes to financial statements.


INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------

                 Argentina -- 0.6%
          1,240  Perez Compac SA............................................................   $       8,395
                                                                                              ---------------

                 Australia -- 3.4%
            750  Brambles Industries Limited................................................          15,642
          1,280  Commonwealth Bank of Australia.............................................          15,247
         14,500  Pasminco Limited ..........................................................          15,866
                                                                                              ---------------
                                                                                                      46,755
                                                                                              ---------------
                 Belgium -- 1.9%
             48  Kredietbank NV.............................................................          25,793
                                                                                              ---------------

                 Brazil -- 3.3%
        350,000  Telecomunicacoes Brazileiras SA............................................          45,434
                                                                                              ---------------

                 Canada -- 7.0%
          1,560  BCE, Inc...................................................................          65,268
            420  BCE Mobile Communications Inc.(a) .........................................          12,537
          1,010  National Bank of Canada....................................................          18,891
                                                                                              ---------------
                                                                                                      96,696
                                                                                              ---------------
                 Denmark -- 1.0%
            300  ISS International Service System A/S(a) ...................................          14,341
                                                                                              ---------------

                 Finland -- 0.8%
            245  Pohjola Insurance Group....................................................          11,350
                                                                                              ---------------

                 France -- 11.4%
            370  AGF (Assurances Generales de France).......................................          20,824
            116  Axa-UAP....................................................................          11,945
             45  Carrefour SA...............................................................          26,510
            140  Elf Aquitaine SA...........................................................          18,348
             40  L'OREAL....................................................................          18,593
            120  Leon de Bruxelles(a) ......................................................          12,493
            244  Sanofi SA..................................................................          28,001
            390  Transiciel SA(a) ..........................................................          21,087
                                                                                              ---------------
                                                                                                     157,801
                                                                                              ---------------
                 Germany -- 6.8%
            130  Axa Colonia Konzern AG.....................................................          15,851
            170  Deutsche Bank AG...........................................................          12,745
            160  Dis Deutscher Industrie Service AG(a) .....................................           9,647
             25  Karstadt AG................................................................           9,733
             26  Mannesmann AG .............................................................          19,036
             50  Philipp Holzmann AG(a) ....................................................          11,626
            280  RWE AG.....................................................................          15,103
                                                                                              ---------------
                                                                                                      93,741
                                                                                              ---------------
                 Greece -- 1.0%
            610  Goody's SA.................................................................          14,498
                                                                                              ---------------

INTERNATIONAL VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 Hong Kong -- 3.4%
          1,000  Cheung Kong (Holdings) Ltd.................................................   $       7,098
          5,000  Cheung Kong Infrastructure Holdings........................................          14,907
          2,000  Hutchison Whampoa Ltd......................................................          14,068
          2,000  Shanghai Industrial Holdings Ltd...........................................           8,183
         10,000  Zhehuang Expressway Co. Ltd.(a) ...........................................           2,530
                                                                                              ---------------
                                                                                                      46,786
                                                                                              ---------------
                 Italy -- 3.7%
          1,290  Istituto Bancario San Paolo di Torino .....................................          18,081
          4,260  Telecom Italia SPA.........................................................          33,571
                                                                                              ---------------
                                                                                                      51,652
                                                                                              ---------------
                 Japan -- 8.3%
            300  Acom Company, Ltd..........................................................          14,961
            600  Aiwa Co., Ltd..............................................................          16,828
          2,000  Dai-Ichi Kangyo Bank Ltd...................................................          14,548
          1,000  Fuji Photo Film............................................................          37,195
          4,000  Sakura Bank Ltd............................................................          14,188
            200  Sony Corporation...........................................................          16,948
                                                                                              ---------------
                                                                                                     114,668
                                                                                              ---------------
                 Netherlands -- 3.9%
            620  ABN AMRO Holding NV........................................................          14,305
          2,700  AND International Publishers Plc(a) .......................................          14,376
            478  Koninklijke PTT Nederland NV...............................................          24,764
                                                                                              ---------------
                                                                                                      53,445
                                                                                              ---------------
                 Norway -- 1.1%
          3,600  Christiania Bank Og Kreditkasse............................................          15,299
                                                                                              ---------------

                 Portugual -- 0.9%
            250  Portugal Telecom SA........................................................          13,004
                                                                                              ---------------

                 Singapore -- 1.2%
          3,000  Oversea-Chinese Banking Corporation Ltd....................................          16,905
                                                                                              ---------------

                 Spain -- 3.0%
             60  Grupo Acciona SA...........................................................          12,076
            655  Telefonica de Espana ......................................................          28,868
                                                                                              ---------------
                                                                                                      40,944
                                                                                              ---------------
                 Sweden -- 9.8%
            950  Astra AB - Class A.........................................................          19,608
          1,770  Investment AB Bure.........................................................          26,790
          1,800  Nordbanken Holding AB......................................................          11,934
            330  Pharmacia & Upjohn, Inc....................................................          14,241
            210  Skandia Forsakrings AB.....................................................          13,686
            286  Svenska Handelsbanken......................................................          13,237
            490  Telefonaktiebolaget LM Ericsson............................................          23,292
            380  Volvo AB...................................................................          12,097
                                                                                              ---------------
                                                                                                     134,885
                                                                                              ---------------

INTERNATIONAL VALUE FUND (continued)
====================================================================================================================================
     Shares      COMMON STOCKS -- 99.2%                                                             Value

------------------------------------------------------------------------------------------------------------------------------------
                 Switzerland -- 4.0%
             17  Novartis ..................................................................   $      30,086
              9  Swiss Life.................................................................           7,610
             11  UBS - Union Bank of Switzerland............................................          17,967
                                                                                              ---------------
                                                                                                      55,663
                                                                                              ---------------
                 United Kingdom -- 20.6%
          2,340  B.A.T. Industries Plc......................................................          23,511
            600  Bank of Scotland...........................................................           7,013
            400  Barclays Plc...............................................................          11,970
            470  British Aerospace Plc......................................................          15,466
            870  British Energy Plc.........................................................           7,645
          1,800  British Telecommunications Plc.............................................          19,563
            540  Commercial Union Plc.......................................................          10,517
            850  Compass Group Plc..........................................................          14,476
          1,420  Energis Plc(a) ............................................................          13,376
            260  Glaxo Wellcome Plc.........................................................           6,905
          1,500  Imperial Tobacco Group Plc.................................................          11,040
            300  National Westminster Bank Plc..............................................           5,491
            580  Railtrack Group Plc........................................................           9,538
            960  Reed International Plc.....................................................           9,710
            600  Royal & Sun Alliance Insurance Group Plc...................................           7,601
          1,080  Royal Bank of Scotland Group Plc...........................................          16,738
          1,320  ScottishPower Plc..........................................................          12,390
         20,910  Scudder Latin America Investment Trust Plc ................................          37,905
            800  SmithKline Beecham Plc.....................................................          10,021
            525  Smiths Industries Plc......................................................           7,649
          1,640  Unilever Plc...............................................................          15,421
          1,115  Vodafone Group Plc(a) .....................................................          11,623
                                                                                              ---------------
                                                                                                     285,569
                                                                                              ---------------
                 Closed-end Foreign Funds -- 2.1%
             84  Societe Generale Baltic Republics Fund(a) .................................          18,582
            120  Ukraine Fund Ltd.(a) ......................................................          10,020
                                                                                              ---------------
                                                                                                      28,602
                                                                                              ---------------

                 TOTAL INVESTMENTS AT VALUE-- 99.2% (COST $1,226,254) ......................   $   1,372,226
                                                                                              ---------------

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.8% ..............................          10,919
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $   1,383,145
                                                                                              ---------------

(a)      Non-income producing security.

See accompanying notes to financial statements.



DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998
====================================================================================================================================
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund        Value Fund

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At acquisition cost.........................   $  6,757,873    $ 17,741,776    $ 7,591,485    $ 1,226,254
                                                  ============   ==============  =============  =============
   At value (Note 2)...........................   $  7,836,724    $ 20,428,193    $ 8,277,797    $ 1,372,226
Cash ..........................................             --              --             --        101,067
Cash denominated in foreign currencies
(at cost $42,783)                                           --              --             --         42,400
Net unrealized appreciation on forward foreign currency
   exchange contracts (Note 6).................             --              --             --          5,347
Dividends and interest receivable..............          8,098          29,479         45,452          1,654
Receivable for securities sold.................             --         431,581             --         21,572
Receivable for capital shares sold.............          9,475          52,079         21,384          1,983
Receivable from Adviser (Note 4)...............          3,136              --          1,946          3,317
Organization expenses, net (Note 2)............         12,880          12,880         12,880             --
Other assets...................................          8,166          16,428          8,335         15,756
                                                  ------------   --------------  -------------  -------------
   TOTAL ASSETS ...............................      7,878,479      20,970,640      8,367,794      1,565,322
                                                  ------------   --------------  -------------  -------------

LIABILITIES
Dividends payable..............................            298              --          2,681             --
Payable for securities purchased...............             --              --             --        157,467
Payable for capital shares redeemed............         59,962         111,187          1,975             --
Payable to affiliates (Note 4).................          6,400          19,518          6,400          6,400
Other liabilities..............................          5,775          10,345         10,178         18,310
                                                  ------------   --------------  -------------  -------------
   TOTAL LIABILITIES ..........................         72,435         141,050         21,234        182,177
                                                  ------------   --------------  -------------  -------------

NET ASSETS ....................................   $  7,806,044    $ 20,829,590    $ 8,346,560    $ 1,383,145
                                                  ============   ==============  =============  =============

Net assets consist of:
Paid-in capital................................   $  6,621,536    $ 17,338,540    $ 7,452,425    $ 1,215,110
Undistributed net investment income............             --          13,908             --             --
Accumulated net realized gains from security
   transactions................................        105,657         790,725        207,823         15,487
Net unrealized appreciation on investments.....      1,078,851       2,686,417        686,312        145,972
Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........             --              --             --          6,576
                                                  ------------   --------------  -------------  -------------
Net assets.....................................   $  7,806,044    $ 20,829,590    $ 8,346,560    $ 1,383,145
                                                  ============   ==============  =============  =============



DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998 (continued)
====================================================================================================================================
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund        Value Fund

------------------------------------------------------------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares........   $  7,669,807    $ 19,437,554    $ 7,262,670    $ 1,295,896
                                                  ============   ==============  =============  =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)..        628,288       1,514,344        629,043        110,223
                                                  ============   ==============  =============  =============
Net asset value and redemption price per share
(Note 2)                                             $   12.21       $   12.84       $  11.55    $     11.76
                                                  ============   ==============  =============  =============
Maximum offering price per share (Note 2)......   $      12.89    $      13.55    $     12.19    $     12.41
                                                  ============   ==============  =============  =============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares........   $    136,237    $  1,392,036    $ 1,083,890    $    87,249
                                                  ============   ==============  =============  =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)..         11,205         108,873         94,079          7,443
                                                  ============   ==============  =============  =============
Net asset value, offering price and redemption price
   per share (Note 2)..........................   $      12.16    $      12.79    $     11.52    $     11.72
                                                  ============   ==============  =============  =============

See accompanying notes to financial statements.


DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998(A)
====================================================================================================================================
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund         Value Fund

------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of
   $628 for the International Value Fund)......   $    102,964    $    257,025    $    57,385    $     2,729
   Interest....................................         10,462          24,945        155,346             --
                                                  ------------   --------------  -------------  -------------
     TOTAL INVESTMENT INCOME ..................        113,426         281,970        212,731          2,729
                                                  ------------   --------------  -------------  -------------

EXPENSES
   Investment advisory fees (Note 4)...........         52,709         127,902         57,457          4,452
   Registration fees - Common..................          6,730           9,443          6,944         12,782
   Registration fees - Class A.................         11,063          11,960         11,098              6
   Registration fees - Class C.................         11,113          11,113         11,096              6
   Accounting services fees (Note 4)...........         27,000          27,000         27,000         15,000
   Shareholder services and transfer agent fees -
     Class A (Note 4)..........................         10,800          10,800         10,800          6,000
     Class C (Note 4)..........................          9,600           9,600          9,600          6,000
   Distribution expenses - Class A (Note 4)....             --           5,533             --             --
   Administration fees (Note 4)................          9,000          12,639          9,000          5,000
   Custodian fees..............................          4,373          12,424          4,548          9,800
   Postage and supplies........................          5,983          14,442          5,432          1,028
   Trustees' fees and expenses.................          5,763           5,763          5,763          2,752
   Insurance expense...........................          3,758           3,758          3,758             --
   Reports to shareholders.....................          1,900           4,497          1,863             --
   Amortization of organization expenses (Note 2)        2,892           2,892          2,892             --
   Other expenses..............................          2,151           4,325          2,544          3,916
                                                  ------------   --------------  -------------  -------------
     TOTAL EXPENSES ...........................        164,835         274,091        169,795         66,742
   Fees waived and common expenses
     reimbursed by Adviser (Note 4)............       ( 46,607)       ( 17,445)      ( 44,231 )    ( 53,501 )
   Class C expenses reimbursed by Adviser (Note 4)    ( 20,468)       ( 16,684)      ( 16,291 )     ( 5,663 )
                                                  ------------   --------------  -------------  -------------
     NET EXPENSES .............................         97,760         239,962        109,273          7,578
                                                  ------------   --------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ..................         15,666          42,008        103,458        ( 4,849 )
                                                  ------------   --------------  -------------  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) Net realized gains (losses) from: (Note
   5)
     Security transactions.....................        199,457       1,496,720        263,495         21,655
     Foreign currency transactions.............             --              --             --        ( 1,319 )
   Net change in unrealized appreciation on: (Note 5)
     Investments...............................      1,078,851       2,686,417        686,312        145,972
     Translation of assets and liabilities in
     foreign currencies                                     --              --             --          6,576
                                                  ------------   --------------  -------------  -------------

NET REALIZED AND UNREALIZED GAINS ON
   INVESTMENTS AND FOREIGN CURRENCIES .........      1,278,308       4,183,137        949,807        172,884
                                                  ------------   --------------  -------------  -------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS .................................   $  1,293,974    $  4,225,145    $ 1,053,265    $   168,035
                                                  ============   ==============  =============  =============
(A)Except for the International Value Fund which represents the period from
October 13, 1997 to March 31, 1998.

See accompanying notes to financial statements.


DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended March 31, 1998(A)
====================================================================================================================================
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund        Value Fund

------------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income (loss)................   $     15,666    $     42,008    $   103,458    $   ( 4,849 )
   Net realized gains from security transactions       199,457       1,496,720        263,495         21,655
   Net realized losses from foreign currency
   transactions                                             --              --             --        ( 1,319 )
   Net change in unrealized appreciation on
   investments                                       1,078,851       2,686,417        686,312        145,972
   Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies                                       --              --             --          6,576
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from operations.....      1,293,974       4,225,145      1,053,265        168,035
                                                  ------------   --------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........       ( 15,639)       ( 27,790)      ( 96,636 )           --
   From net investment income, Class C.........           ( 27)          ( 310)       ( 6,822 )           --
   From net realized gains, Class A............       ( 93,134)      ( 679,224)      ( 50,850 )           --
   From net realized gains, Class C............          ( 666)       ( 26,771)       ( 4,822 )           --
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
   to shareholders.............................      ( 109,466)      ( 734,095)     ( 159,130 )           --
                                                  ------------   --------------  -------------  -------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS A
   Proceeds from shares sold...................      7,408,080      16,889,610      7,467,827      1,135,513
   Net asset value of shares issued in
     reinvestment of distributions to shareholders     100,180         609,751        142,246             --
   Payments for shares redeemed................    ( 1,043,356)    ( 1,485,185)   ( 1,219,159 )        ( 308 )
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from Class A
   share transactions..........................      6,464,904      16,014,176      6,390,914      1,135,205
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        125,961       1,324,235      1,017,191         79,905
   Net asset value of shares issued in
     reinvestment of distributions to shareholders         690          26,186         11,331            --
   Payments for shares redeemed................        ( 4,019)       ( 59,057)          ( 11 )          --
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from Class C
   share transactions..........................        122,632       1,291,364      1,028,511         79,905
                                                  ------------   --------------  -------------  -------------

Net increase in net assets from capital share
transactions                                         6,587,536      17,305,540      7,419,425      1,215,110
                                                  ------------   --------------  -------------  -------------

TOTAL INCREASE IN NET ASSETS ..................      7,772,044      20,796,590      8,313,560      1,383,145

NET ASSETS:
   Beginning of year (Note 1)..................         34,000          33,000         33,000             --
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $  7,806,044    $ 20,829,590    $ 8,346,560    $ 1,383,145
                                                  ============   ==============  =============  =============

UNDISTRIBUTED NET INVESTMENT INCOME ...........   $         --    $     13,908    $        --    $        --
                                                  ============   ==============  =============  =============

(A)Except for the International Value Fund which represents the period from October 13, 1997 to March 31, 1998.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended March 31, 1998 (continued)(A)
====================================================================================================================================
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund        Value Fund

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
CLASS A
   Shares sold.................................        711,149       1,585,565        725,255        110,251
   Shares issued in reinvestment of distributions
     to shareholders...........................          9,315          53,022         13,140             --
   Shares redeemed.............................       ( 95,576)      ( 127,543)     ( 112,652 )         ( 28 )
                                                  ------------   --------------  -------------  -------------
   Net increase in shares outstanding..........        624,888       1,511,044        625,743        110,223
   Shares outstanding, beginning of year.......          3,400           3,300          3,300             --
                                                  ------------   --------------  -------------  -------------
   Shares outstanding, end of year.............        628,288       1,514,344        629,043        110,223
                                                  ============   ==============  =============  =============

CLASS C
   Shares sold.................................         11,518         111,598         93,039          7,443
   Shares issued in reinvestment of distributions
     to shareholders...........................             64           2,283          1,041             --
   Shares redeemed.............................          ( 377)        ( 5,008)           ( 1 )           --
                                                  ------------   --------------  -------------  -------------
   Net increase in shares outstanding..........         11,205         108,873         94,079          7,443
   Shares outstanding, beginning of year.......             --              --             --             --
                                                  ------------   --------------  -------------  -------------
   Shares outstanding, end of year.............         11,205         108,873         94,079          7,443
                                                  ============   ==============  =============  =============

(A)Except for the International Value Fund which represents the period from October 13, 1997 to March 31, 1998.

See accompanying notes to financial statements.


DEAN FAMILY OF FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
From Initial Public Offering of Shares(A) through March 31, 1998
====================================================================================================================================
                                                      Large Cap Value Fund           Small Cap Value Fund

                                                     Class A         Class C         Class A        Class C

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.........   $      10.00    $      10.76    $     10.00    $     10.95
                                                  ------------   --------------  -------------  -------------

Income from investment operations:
   Net investment income (loss)................           0.03          ( 0.01)          0.03         ( 0.02 )
   Net realized and unrealized gains
     on investments............................           2.36            1.56           3.30           2.33
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           2.39            1.55           3.33           2.31
                                                  ------------   --------------  -------------  -------------

Less distributions:
   From net investment income..................         ( 0.03)         ( 0.00)        ( 0.02 )       ( 0.00 )
   From net realized gains.....................         ( 0.15)         ( 0.15)        ( 0.47 )       ( 0.47 )
                                                  ------------   --------------  -------------  -------------
Total distributions............................         ( 0.18)         ( 0.15)        ( 0.49 )       ( 0.47 )
                                                  ------------   --------------  -------------  -------------

Net asset value at end of period...............   $      12.21    $      12.16    $     12.84    $     12.79
                                                  ============   ==============  =============  =============

Total return(B) ...............................         24.11%          14.63%         33.86%         21.63%
                                                  ============   ==============  =============  =============

Net assets at end of period....................   $  7,669,807    $    136,237    $19,437,554    $ 1,392,036
                                                  ============   ==============  =============  =============

Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser............          2.72%          52.73%          1.98%          6.41%
   After waiver of fees by Adviser.............          1.84%           2.59%          1.84%          2.59%

Ratio of net investment income (loss)
   to average net assets(C) ...................          0.30%         ( 0.55%)         0.35%        ( 0.42%)

Portfolio turnover rate(C).....................            54%             54%            62%            62%

Average commission rate per share..............   $     0.0600    $     0.0600    $    0.0589    $    0.0589

(A) Initial public offering date...............        5-28-97         8-19-97        5-28-97         8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

See accompanying notes to financial statements.



DEAN FAMILY OF FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
From Initial Public Offering of Shares(A) through March 31, 1998
====================================================================================================================================
                                                           Balanced Fund           International Value Fund

                                                     Class A         Class C         Class A        Class C

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.........   $      10.00    $      10.71    $     10.00    $      9.89
                                                  ------------   --------------  -------------  -------------

Income from investment operations:
   Net investment income (loss)................           0.17            0.07         ( 0.05 )       ( 0.04 )
   Net realized and unrealized gains
     on investments and foreign currency.......           1.62            0.92           1.81           1.87
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           1.79            0.99           1.76           1.83
                                                  ------------   --------------  -------------  -------------

Less distributions:
   From net investment income..................         ( 0.16)         ( 0.10)            --             --
   From net realized gains.....................         ( 0.08)         ( 0.08)            --             --
                                                  ------------   --------------  -------------  -------------
 Total distributions...........................         ( 0.24)         ( 0.18)            --             --
                                                  ------------   --------------  -------------  -------------

Net asset value at end of period...............   $      11.55    $      11.52    $     11.76    $     11.72
                                                  ============   ==============  =============  =============

Total return(B) ...............................         18.07%           9.37%         17.60%         18.50%
                                                  ============   ==============  =============  =============

Net assets at end of period....................   $  7,262,670    $  1,083,890    $ 1,295,896    $    87,249
                                                  ============   ==============  =============  =============

Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser............          2.60%           7.39%         16.66%         58.89%
   After waiver of fees by Adviser.............          1.84%           2.59%          2.04%          2.82%

Ratio of net investment income (loss)
   to average net assets(C) ...................          1.85%           0.99%        ( 1.30% )      ( 1.94%)

Portfolio turnover rate(C) ....................            64%             64%           109%           109%

Average commission rate per share..............   $     0.0600    $     0.0600    $    0.0368    $    0.0368

(A) Initial public offering date...............        5-28-97          8-1-97       10-13-97        11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   Organization
The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series, the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value
Fund) were purchased at $10.00 per share. The initial public offering of shares of the International Value Fund commenced on October 13, 1997. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares.

The Large Cap Value Fund seeks to provide growth of capital over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   Significant Accounting Policies
The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                    Large Cap       Small Cap       Balanced     International
                                                   Value Fund      Value Fund         Fund        Equity Fund

------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation..................   $  1,193,332    $  3,215,867    $   829,199    $   161,973
Gross unrealized depreciation..................      ( 114,481)      ( 529,450)     ( 142,887 )     ( 16,001 )
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $  1,078,851    $  2,686,417    $   686,312    $   145,972
                                                  ============   ==============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------
The Federal income tax cost of portfolio investments is equal to book cost as shown on the statement of assets and liabilities.


3.   Investment Transactions
For the period ended March 31, 1998, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $9,392,502 and $2,873,183, respectively, for the Large Cap Value Fund, $24,425,156 and $8,251,829, respectively, for the Small Cap Value Fund, $10,371,359 and $3,477,375, respectively, for the Balanced Fund and $1,607,781 and $403,182 for the International Value Fund.

4.   Transactions with Affiliates
Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets for the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 1.25% of its average daily net assets for the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the rate of 0.50% of its average value of the Fund's daily net assets.

In order to voluntarily reduce operating expenses during the year ended March 31, 1998, the Adviser waived $46,607 of its advisory fees and reimbursed $20,468 of Class C expenses for the Large Cap Value Fund; waived $17,445 of its advisory fees and reimbursed $16,684 of Class C expenses for the Small Cap Value Fund; waived $44,231 of its advisory fees and reimbursed $16,291 of Class C expenses for the Balanced Fund; and waived its entire advisory fee of $4,452 and reimbursed $49,049 of common expenses and $5,663 of Class C expenses for the International Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million; 0.075% on the next $100 million of such net assets; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee of $3,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,840, $10,480, $2,068 and $856 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund, respectively, during the period ended March 31, 1998.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets allocable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per annum of a Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5.   Foreign Currency Translation
With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6.   Forward Foreign Currency Exchange Contracts
The International Value Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


As of March 31, 1998, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Net Unrealized
                 Settlement                       To Receive         Initial         Market      Appreciation
                    Date                         (To Deliver)         Value           Value     (Depreciation)

------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
   04/02/98............................        ( 82,026 )DKK      $   ( 11,651)   $  ( 11,635 )  $        16
   04/15/98............................        ( 23,000 )AUD          ( 15,507)      ( 15,237 )          270
   05/15/98............................       ( 292,000 )FRF          ( 48,402)      ( 47,298 )        1,104
   05/15/98............................        ( 25,800 )GBP          ( 41,979)      ( 43,176 )      ( 1,197 )
   05/15/98............................        ( 32,500 )NLG          ( 15,873)      ( 15,646 )          227
   06/15/98............................    ( 12,409,000 )JPY          ( 99,842)      ( 94,285 )        5,557
   07/15/98............................        ( 60,300 )CHF          ( 42,791)      ( 40,088 )        2,703
   08/14/98                                   ( 121,400 )CAD          ( 84,784 )     ( 85,515 )        ( 731 )
   08/14/98                                   ( 152,700 )HKD          ( 19,420 )     ( 17,998 )        1,422
   09/15/98                                    ( 57,400 )DEM          ( 31,707 )     ( 31,364)           343
   10/15/98............................        ( 22,000 )AUD          ( 14,643)      ( 14,610 )           33
   03/15/99............................       ( 185,300 )HKD          ( 23,329)      ( 23,207 )          122
                                                                 --------------  -------------  -------------
Total sell contracts...................                              ( 449,928)     ( 440,059 )        9,869
                                                                 --------------  -------------  -------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Net Unrealized
                 Settlement                       To Receive         Initial         Market      Appreciation
                    Date                         (To Deliver)         Value           Value     (Depreciation)

------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO BUY
   04/01/98............................           7,294  CHF      $      4,797    $     4,784    $       (13 )
   04/01/98............................          16,370  DEM             8,882          8,852            (30 )
   04/01/98............................       1,347,871  JPY            10,223         10,108          ( 115 )
   04/01/98............................          92,136  SEK            11,575         11,525           ( 50 )
   04/02/98............................           5,521  AUD             3,666          3,661            ( 5 )
   04/02/98............................          14,787  GBP            24,898         24,762          ( 136 )
   05/15/98............................         292,000  FRF            48,926         47,299        ( 1,627 )
   07/15/98............................          60,300  CHF            42,687         40,088        ( 2,599 )
   08/14/98............................          34,300  CAD            24,189         24,161            (28 )
   08/14/98                                       2,414  GBP             3,941          4,022             81
                                                                 --------------  -------------  -------------
Total buy contracts....................                                183,784        179,262        ( 4,522 )
                                                                 --------------  -------------  -------------

NET CONTRACTS .........................                           $  ( 266,144)   $ ( 260,797 )  $     5,347
                                                                 ==============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------
AUD - Australian Dollar
GBP - British Pound Sterling
CAD - Canadian Dollar
HKD - Hong Kong Dollar
CHF - Swiss Franc
JPY - Japanese Yen
DEM - German Mark
NLG - Netherland Guilder
DKK - Danish Krone
SEK - Swedish Krona
FRF - French Franc


Report of Independent Auditors To the Shareholders and Board of Trustees of
Dean Family of Funds
================================================================================

================================================================================
         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dean Family of Funds (comprising, respectively, Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund) (the Funds) as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights presented herein for the periods ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dean Family of Funds as of March 31, 1998, and the results of their operations, the changes in their net assets, and their financial highlights presented herein for the periods ended March 31, 1998, in conformity with generally accepted accounting principles.




                                                          /s/ Ernst & Young LLP
                                                          Ernst & Young LLP
                                                          Cincinnati, Ohio
                                                          May 19, 1998